COMMUNITY CAPITAL TRUST
CCM Active Income Fund
(the “Fund”)

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) reduced correlation to conventional stock and bond markets.

PROSPECTUS May 29, 2013

INSTITUTIONAL SHARES
(CCMNX)

The Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

FUND SUMMARY	3
Investment Objective	3
Fees and Expenses	3
Principal Investment Strategies	4
Principal Risks	6
Performance Information	11
Investment Advisor and Sub-Advisor	11
Portfolio Managers	12
Purchase and Sale of Fund Shares	12
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	13
ADDITIONAL INFORMATION ABOUT THE FUND	13
Investment Objective	13
Other Investment Strategies and Risks	13
FEDERAL TAXES	21
PRICING OF FUND SHARES	24
PURCHASING SHARES	25
Purchases by Mail	25
Purchases by Wire Transfer	25
Exchange of Securities	26
Customer Identification Program	26
REDEEMING SHARES	27
Redemptions	27
Policy to Deter Market Timing	28
DIVIDENDS AND DISTRIBUTIONS	29
INVESTMENT ADVISOR AND SUB-ADVISOR	29
SERVICES PLAN	30
FINANCIAL HIGHLIGHTS	30
SERVICE PROVIDERS	31
WHERE TO FIND MORE INFORMATION	BACK COVER

This Prospectus describes the Institutional Shares of the Fund.  The Fund is a series of Community Capital Trust (the “Trust”).

FUND SUMMARY

Investment Objective

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) reduced correlation to conventional stock and bond markets.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses1	0.60%
Total Annual Fund Operating Expenses	1.60%

1	Estimated for the Fund’s first fiscal year.

Example

This Example is intended to help you compare the costs of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all your Institutional Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$163	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by utilizing a multi-strategy approach to portfolio construction that attempts to generate a high level of current income and an absolute (or positive) return in various market cycles by employing strategies that exploit disparities or inefficiencies in markets.  At the same time, the Fund seeks to provide lower correlation to the traditional stock and bond markets by utilizing various asset allocation or hedging strategies designed to reduce such correlation.

The Fund may employ a variety of investment strategies, including: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; and (ii) event driven strategies, such as special situations and merger arbitrage.  Asset and sector allocations are based on the current macro-economic environment and the potential risks inherent in each sector.

The Fund implements these strategies by investing globally, primarily in developed market countries, in a broad range of asset classes, securities and other investments.  The Fund may invest in equity securities (primarily dividend-paying equity securities) of all types and capitalization ranges, including but not limited to common stocks, preferred stocks and warrants; investment grade and non-investment grade fixed income securities, including but not limited to notes, bonds, debentures and convertible securities, issued by corporations and governments (including municipal governments); currencies; commodities; exchange-traded funds; and exchange-traded notes.  Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB or lower by Standard &Poor’s Rating Group, or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated are determined by the Fund’s investment advisor or sub-advisor to be of comparable quality at the time of investment).  With respect to the fixed income portion of its portfolio, the Fund has no limit with respect to its portfolio maturity or duration and will not attempt to maintain any pre-set average portfolio duration.

The Fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying security, for speculation (taking a position in the hope of increasing returns), to manage interest rate risk and currency risk, or as part of a hedging strategy (attempting to reduce risk by offsetting one investment position with another).  These derivative transactions will involve futures contracts, options and swaps, including options on futures and swaps.  The Fund may engage in short-selling for speculation or for hedging purposes.  A short sale involves selling a security the Fund does not own.  The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, i.e. a security the Fund owns, where the maximum loss is the amount invested).  When the Fund engages in short-selling for hedging purposes, it is attempting to limit exposure to a possible market decline in the value of one or more of its portfolio securities.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends.  Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances.  The Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter sector exposure.

The principal strategies employed by the Fund, together with notable sub-categories, are summarized below:

Directional or Tactical Strategies: Directional or tactical trading strategies utilize market movements, trends or inconsistencies when picking securities across a variety of markets.   These strategies have a greater exposure to the fluctuations of the overall market than market neutral strategies.  These types of strategies may include:

•
Long/Short Equity: This strategy combines core long holdings of equities with short sales of stocks, stock indices, or derivatives related to the equity markets.  The strategy attempts to generate income and long-term capital appreciation by developing and actively managing equity portfolios that include both long and short positions.

•	Long/Short Credit: This strategy seeks exposure to credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views.

•
Global Tactical Asset Allocation: This strategy attempts to exploit short-term mispricings among a global set of assets.  The strategy focuses on general movements in the market rather than on the performance of individual securities.

Event Driven Strategies: Event driven trading strategies seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks.  These types of strategies may include:

•
Special Situations: This strategy seeks to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company’s strategy or product mix.

•	Merger Arbitrage: This strategy seeks to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger.

•
Capital Structure Arbitrage: This strategy attempts to take advantage of a pricing inefficiency between two or more securities of the same company.  For example, the Fund may buy a senior debt instrument that its investment adviser believes is undervalued, while simultaneously shorting a subordinated debt instrument of the same issuer that is believed to be overvalued.

The Fund’s investment advisor or sub-advisor allocates the Fund’s assets to the underlying investment strategies based on its analysis of the investment strategy, current market conditions and perceived investment opportunities.

Principal Risks

All investments, including those in mutual funds, have risks.  No investment is suitable for all investors.  The Fund is intended for investors who can accept the risks involved with its investments, such as credit risk and market risk, and who can accept the fact that there will be principal fluctuation.  Of course, there can be no assurance that the Fund will achieve its objective.  You may lose money by investing in the Fund.  Below are the main risks of investing in the Fund:

Arbitrage or Fundamental Risk: Employing arbitrage strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.

Commodities Risk:  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Common Stock Risk: Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls.  In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract.  Many of these derivative contracts will be privately negotiated in the over-the-counter market.  These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty.  If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics.  Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies.  The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.  The Fund’s net currency positions may expose it to risks independent of its securities positions.

Derivatives Risk: The use of derivative instruments exposes the Fund to additional risks and transaction costs.  These instruments come in many varieties and have a wide range of potential risks and rewards, and may include forward contracts, futures contracts, options (both written and purchased), swaps and options on futures and swaps.  A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Exchange-Traded Funds (ETFs):  ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.  In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector.  An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities.  Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks.  As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including management fees, in addition to its own expenses.

Exchange-Traded Notes (ETNs) Risk:  ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or financial institution.  ETNs track the performance of a particular market index but do not represent ownership in a pool of securities.  ETNs have a stated maturity date but pay no periodic coupon interest and offer no principal protection.  ETN investors receive cash payments linked to the performance of the particular market index (less any fees) upon maturity.  The value of an ETN is subject to the credit risk of the issuer.  There may not be an active trading market available for some ETNs.  In addition, trading of ETNs may be halted or de-listed.

Foreign Securities Risk: The risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors.  Foreign governments also may impose limits on investment and repatriation and impose taxes.  Any of these events could cause the value of the Fund’s investments to decline.

Futures Contract Risk: A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument at an agreed upon price.  The successful use of futures contracts draws upon the Fund’s investment advisor’s or sub-advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses cause by unanticipated market movements, which are potentially unlimited; the Fund’s investment advisor’s or sub-advisor’s inability to predict correctly the direction of securities prices, interest rates and other economic factors; the possibility that the counterparty will default in the performance of its obligations; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements and at time when it may be disadvantageous to do so.

Hedging Transactions Risk: The Fund’s investment advisor or sub-advisor, from time to time, may employ various hedging techniques.  The success of the Fund’s hedging strategy will be subject to the investment adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.  Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the investment adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.  For a variety of reasons, the investment adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.  Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase.  The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s investment adviser.

Leverage Risk: The Fund may make investments in futures contracts, swaps and other derivative instruments.  The futures contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.  If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund.  The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements.  Leverage may involve the creation of a liability that requires the Fund to pay interest.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value.  Prices may fluctuate widely over short or extended periods in response to company, market or economic news.  Markets also tend to move in cycles, with periods of rising and falling prices.  If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates).  Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.

New Fund Risk: The Fund is newly-formed.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders.

Non-Investment Grade Fixed Income Securities Risk:  Non-investments grade fixed income securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal.  The market values of certain of these securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active.  The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

Options Risk: An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.  Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with the Fund’s ordinary securities transactions.  The value of options can be highly volatile, and their use can result in loss if the Fund’s investment adviser or sub-adviser is incorrect in its expectation of price fluctuations.  The successful use of options for hedging purposes also depends in part on the ability of the Fund’s investment advisor or sub-advisor to predict future price fluctuations and the degree of correlation between the options and securities markets.  Unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members that fail to perform them in connection with the purchase or sale of options.

Preferred Stock Risk: Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond holders.  Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Short Sale Risk: Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested).  The use of short sales may also cause the Fund to have higher expenses than those of other funds.

Small- and Medium-Sized Company Risk: The Fund may invest in companies that are smaller, less established, with less liquid markets for their securities, and therefore may be riskier investments.  While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.  In addition, in many instances the frequency and volume of trading in small- and medium-size companies is substantially less than is typical of larger companies.  The value of securities of smaller, less well known issuers can be more volatile than that of larger issues.

Swap Agreement Risk: The Fund may enter into swap agreements, which are agreements between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Warrants Risk: A warrant represents the right to purchase a security at a predetermined price for a specified period of time.  Warrants are derivative instruments that present risks similar to options.

Performance Information

Performance history will be presented for the Fund after it has been in operation for a full calendar year.  For current performance information, please visit www.ccmactiveincome.com.

Investment Advisor and Sub-Advisor

Community Capital Management, Inc. (the “Advisor”) serves as the investment advisor to the Fund.  Badge Investment Partners LLC (the “Sub-Advisor”) serves as the sub-advisor to such portion of the Fund’s assets as are allocated to the Sub-Advisor from time to time at the discretion of the Advisor.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Of the Advisor:
Todd Cohen	Since Inception	President and Chief Investment Officer
David Sand	Since Inception	Chief Investment Strategist
Elliot Gilfarb	Since Inception	Portfolio Manager
Andrew Shafter	Since Inception	Portfolio Manager

Of the Sub-Advisor:

Andrew J. Cowen	Since Inception	Managing Member, Chief Investment Officer and Chief Compliance Officer

Purchase and Sale of Fund Shares

Institutional Shares of the Fund are available for purchase by (1) corporations, partnerships, business trusts, pension and retirement plans, and other institutions and organizations acting on their own behalf or on behalf of customers or other beneficial owners, (2) the Trustees and officers of the Trust, and (3) directors, officers and employees of the Advisor.

If you are considering investing in Institutional Shares of the Fund, contact the Fund’s transfer agent toll-free at 866-202-3573.  The transfer agent will provide information concerning your investment options and can provide all materials and procedures required to open an account.  New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities.

The minimum initial investment for Institutional Shares is $100,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

You may sell (redeem) your Institutional Shares on any day when both the New York Stock Exchange and the Fund’s custodian are open for business (“Business Day”). Redemption requests must be in writing and sent to: CCM Active Income Fund, P.O. Box 2175, Milwaukee, WI  53201-2175.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) reduced correlation to conventional stock and bond markets.  The Fund’s investment objective may be changed by the Board of Trustees of the Trust upon 60 days’ written notice to shareholders.

Other Investment Strategies and Risks

There are specific restrictions on the Fund’s investments.  Such restrictions are detailed in the Fund’s Statement of Additional Information (“SAI”).  The Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective.  In addition to the principal risks discussed in the Fund Summary, the Fund’s investments involve additional potential risks which are summarized below.  The SAI also contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks.  The Fund may not use all of these techniques or strategies or might only use them from time-to-time.

CFTC Regulation Risk: The Fund is a registered investment company and is presently exempt from regulation as a “commodity pool” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 because it is limiting its investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5.  For this reason, the Fund’s investment advisor is not required to register as a commodity pool operator at this time.  However, should the Fund become subject to regulation by the CFTC, the Fund may be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements under the Commodity Exchange Act.  Compliance with these additional requirements may increase Fund expenses.  Certain of the requirements that would apply to the Fund if it becomes subject to CFTC regulation have not yet been adopted, and it is unclear what the effect of those requirements would be on the Fund if they are adopted.  The Adviser does not expect that compliance with CFTC regulations, if required, will materially adversely affect the ability of the Fund to achieve its objective.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls.  In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Depositary Receipts: The Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They include American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and are U.S. dollar-denominated.

Although ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, tax, currency and regulatory risk, by investing in ADRs rather than directly in securities of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Emerging Markets Securities: Although the Fund invests primarily in the securities of issuers located in developed market countries, such as Germany, Japan and the United Kingdom, the Fund may also invest to a lesser extent in the securities of issuers located in emerging market countries, such as Brazil and China. Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Equity and Equity-Related Securities: The Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts (“REITs”), and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s net asset value to fluctuate. The number of issuers in the Fund’s portfolio will vary over time.

Fixed-Income Investments: The Fund may invest in fixed-income securities.  Fixed-income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments.  Fixed-income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.  The credit quality of securities held in the Fund’s portfolio is determined at the time of investment.  If a security is rated differently by multiple rating organizations, the Fund treats the security as being rated in the lower rating category.

Forward Roll Transactions: To enhance current income, the Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.  Similar forward roll transactions may include U.S. Treasury and U.S. agency notes and bonds.

Futures Contracts and Related Options: The Fund may invest in futures contracts and related options.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  A futures contract may be based on particular securities, securities indices and other financial instruments and indices.  The Fund may engage in futures transaction on both U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates or securities prices, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies.  The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options present the following risks:

▪
While the Fund may benefit from the use of futures and options, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had no entered into any futures contracts or options transactions.

▪
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

▪	The loss incurred by the Fund in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.

▪	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value.

▪	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

▪	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

▪	Foreign exchanges may not provide the same protection as U.S. exchanges.

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities.  Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days.  Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees.  The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Interest Rate Swaps, Total Return Swaps, Credit Default Swaps and Options on Swaps: Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.  Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time.  The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index.  In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.  Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.  Options on swaps (“swaptions”) are options to enter into a swap agreement.  The Fund may also purchase and write (sell) swaptions.  Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return (which is considered a speculative activity).  The use of swaps and swaptions is a highly specialized activity which involved investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Advisor is incorrect in its forecasts of market values and interest rates, the investment performance of the fund would be less favorable that it would have been if these investment techniques were not used.

Mortgage-Backed Securities: Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government.  Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both.  The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates.  Principal only mortgage-backed securities are particularly subject to prepayment risk.  The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates.  Interest only instruments are particularly subject to extension risk, i.e. the risk that an issuer will exercise its right to pay later than expected.  This may occur when there is a rise in interest rates.  Mortgage derivatives and structured securities often employ features that have the effect of leverage.  As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged.  Mortgage derivatives can also become illiquid and hard to value in declining markets.

Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.  Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities.  The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market.  Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value.  Investments in mortgage-backed securities may also be subject to valuation risk.

Options on Securities and Securities Indices: The Fund may invest in options on securities and securities indices.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period.
A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period.  The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks.  Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity).  The successful use of options depends in part on the ability of the Advisor to anticipate future price fluctuations and the degree of correlation between the options and securities markets.  If the Advisor is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur.  The use of options can also increase the Fund’s transaction costs.  Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter.  Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.  When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Other Investment Companies: The Fund may invest up to 10% of its total assets in the securities of other investment companies (including issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”)), but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company.  Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized.  The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.  Investments in issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will be considered illiquid investments and would be subject to the Fund’s 15% limitation on investments in illiquid securities.

Recent Market Events Risk: The equity and debt capital markets globally have experienced unprecedented volatility in the past several years.  This financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund.  Because these events are unprecedented, it is difficult to predict their magnitude or duration.  Changes in market conditions will not have the same impact on all types of securities.  In respect to the financial crisis, the U.S. Government and other foreign governments have taken steps to support financial markets.  The withdrawal of this support could also negatively impact the value and liquidity of certain securities.

Repurchase Agreements: The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities.  A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specific period of time, usually less than one week, but, on occasion, at a later time.  Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Short Sale Risk: The Fund may enter into a short sale by selling a security it has borrowed (typically from a broker or other institution).  If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.  In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price.  Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily.  This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.  The Fund may also take a short position in a derivative instrument, such as a future, forward or swap.  A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.  Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Temporary Defensive Instruments: In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions.  In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  During such periods, the Fund will earn less income than it would if it invested in higher yielding securities and will not be able to achieve its investment objective.  When the Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time.  This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements: The Fund may purchase or sell securities on a when-issued or delayed-delivery basis.  Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed.  The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Advisor deems it advisable for investment reasons.

The Fund may enter into reverse repurchase agreements with banks and securities dealers.  A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price.  Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation.  The use of these investment strategies may increase net asset value fluctuation.

When-Issued Securities and Forward Commitments: The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.  When-issued securities are securities that have been authorized, but not yet issued.  When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.  A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date.  Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.  Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.  When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Disclosure of Portfolio Holdings: A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

FEDERAL TAXES

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future.  Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and domestic corporations and trusts.  You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss).  Except as discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares.  Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, except as discussed below.  Distributions attributable to any excess of net long-term capital gain over net short-term capital loss are generally taxable to you as long-term capital gains, regardless of how long you have held your shares.  The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax).  You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met.  In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates.  But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund.  For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).  The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any, certain options transactions, if any, a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception.  Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

The Fund may be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies.  If more than 50% of the Fund’s assets at the close of its taxable year consist of foreign securities and certain other requirements are met, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.  The amount of the dividends qualifying for this deduction may however be reduced as a result of the Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.

You should note that if you purchase Fund shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital.  This is known as “buying into a dividend.”

It is contemplated that the Fund may invest in derivative securities, including options, swaps, futures and options on futures, and may also engage in short sales.  The tax treatment of these sorts of transactions is complex and may (as may a high portfolio turnover rate) result in the recognition by the Fund of significant amounts of short-term capital gain and ordinary income.  This, in turn, may cause significant portions of the distributions by the Fund to shareholders to be taxable at an ordinary income rate.  Also, in some cases, these transactions may cause the Fund to recognize income or gain without any corresponding receipt of cash, in which case the Fund may have to liquidate other positions to enable it to distribute the amount of that income or gain to shareholders so as to avoid incurring corporate-level tax.

You will generally recognize gain or loss on redemptions of Fund shares based on the difference between your redemption proceeds and your basis in the shares.  Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.  Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.  Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund will be required in certain cases to withhold and remit to the Internal Revenue Service (“IRS”) a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the IRS for failure to properly include on its return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he, she or it is not subject to back-up withholding when required to do so or is an “exempt recipient.” The current withholding rate is 28%.

Shareholders may also be subject to state and local taxes on distributions and redemptions.  State income taxes do not generally apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.  You should consult with your tax advisor regarding the tax status of distributions in your state and locality.

The one major exception to the principles described above is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States.  In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax.  These generally include dividends attributable to the Fund’s net capital gains (excess of net long-term capital gains over net short-term capital losses) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014 the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods.  In the absence of an election, the Fund will use the FIFO (first-in, first-out) method as the default cost basis method.  The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

More information about taxes is contained in the Statement of Additional Information.

PRICING OF FUND SHARES

The price of the Fund’s Institutional Shares is based on the net asset value (NAV) per share.  The NAV per share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every Business Day.  You can buy and sell Institutional Shares of the Fund on any Business Day.  The Fund will not price its Institutional Shares on national holidays or other days when either the New York Stock Exchange or the Fund’s custodian is closed for trading (the Fund’s custodian is closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day).  NAV per share for Institutional Shares is calculated by dividing the total value of the Fund’s assets attributable to Institutional Shares after subtracting liabilities attributable to Institutional Shares by the number of outstanding Institutional Shares.

The Fund’s portfolio securities are valued at market value based on independent third party pricing.  Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund’s Board of Trustees.  Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals.  In addition, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures.  This may occur particularly with respect to certain foreign securities held by the Fund.  Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters.  The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.  Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Fund are valued at their amortized cost which approximates market value.

The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares.  Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

PURCHASING SHARES

If your request to buy Institutional Shares of the Fund is received in good order by the Fund’s transfer agent by 4:00 p.m. (Eastern time) on a Business Day, the price you pay will be the NAV per share next determined.  If your request to buy Institutional Shares of the Fund is received in good order by the Fund’s transfer agent after 4:00 p.m. (Eastern time) on a Business Day or on a non-Business Day, the price you pay will be the NAV per share determined on the next Business Day.  See “Purchases by Mail” and “Purchases by Wire Transfer” below.  A purchase request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered.  A purchase request initiating the opening of an account will not be considered to be in good order unless you have provided all information required by the Trust’s “Customer Identification Program” described below.

Purchases by Mail.

To purchase Institutional Shares by mail, complete an account application, including the name in which the account is registered and the account number.  Mail the completed application and a check payable to CCM Active Income Fund to:

Regular Mail:	Overnight Mail:

CCM Active Income Fund	CCM Active Income Fund
P.O. Box 2175	803 West Michigan Street, Suite A
Milwaukee, WI 53201-2175	Milwaukee, WI 53233-2307

Initial share purchases must be accompanied by a completed new account application with signature(s) of authorized officer(s) and appropriate corporate resolutions or other evidence of authority dated within 60 days.  Checks are accepted subject to collection.  If shares are purchased by check and redeemed within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, a period of up to fifteen days.  Please specify that you want to invest in Institutional Shares of the Fund.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, cashiers checks, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted.

Purchases by Wire Transfer.

You may purchase Institutional Shares by making a wire transfer of federal funds to the Fund’s distributor.  You must include the full name in which your account is registered and the Fund account number, and should address the wire transfer as follows:

UMB Bank, N.A.
ABA # 101000695
For Credit to: CCM Active Income Fund
Acct. # 9871418510
For further credit (Your Name)
Acct. # (Your Acct. No.)
SSN or TIN

Before making an initial investment by wire transfer, you must forward a completed new account application with your taxpayer identification number and signature(s) of authorized officer(s) to the Fund (1) by fax to the Fund’s transfer agent at 414-299-2178 or (2) by mail to CCM Active Income Fund, P.O. Box 2175, Milwaukee, WI  53201-2175.

Your financial institution may charge you a fee for sending funds by wire.

You will receive a statement showing the number of Institutional Shares purchased, the NAV at which your shares were purchased, and the new balance of Institutional Shares owned each time you purchase Institutional Shares of the Fund.  The Fund does not issue share certificates.  All full and fractional shares will be carried on the books of the Fund.

The Fund reserves the right to reject purchase orders.

If the Fund’s transfer agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to the state’s unclaimed property administrator in accordance with statutory requirements.

Exchange of Securities.

The Fund may issue Institutional Shares in exchange for securities owned by an investor.  The Fund will issue its Institutional Shares only in exchange for securities that are determined by the Advisor to be appropriate in type and amount for investment by the Fund in light of the Fund’s investment objective and policies and current holdings.  To determine the number of Institutional Shares of the Fund that will be issued in the exchange, the investor’s securities will be valued by the method used for valuing the Fund’s portfolio securities.  See “Pricing of Fund Shares” above.

To discuss arrangements for purchasing Institutional Shares of the Fund in exchange for your securities, contact the Advisor toll-free at 1-877-272-1977.

Customer Identification Program.

Federal regulations may require the Trust to obtain your name, principal place of business, employer identification number (EIN) or other government-issued identification when you open an account.  Additional information may be required in certain circumstances.  Applications without such information may not be accepted.  To the extent permitted by applicable law, the Trust reserves the right to (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.

REDEEMING SHARES

You may redeem your Institutional Shares in the Fund at any time and for any reason.  Redemption requests received in good order by the Fund’s transfer agent on a Business Day by 4:00 p.m. Eastern time will be executed on the same day at that day’s closing NAV.  Redemption requests received in good order by the Fund’s transfer agent on a non-Business Day or after 4:00 p.m. Eastern time on a Business Day will be executed the next Business Day, at that day’s closing NAV.  A redemption request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed (with signature guarantees if applicable) and delivered.

Redemptions.

Send your written redemption request to CCM Active Income Fund, P.O. Box 2175, Milwaukee, WI  53201-2175.  To be in proper form, your redemption request must:

•	Specify your account number, Fund name and the number of shares or dollar amount to be redeemed, and where to send the proceeds; and

•	Be signed by the authorized representative(s);

•	Include a copy of your firm’s corporate resolution dated within 60 days verifying the authorized signer; and

•	Include a Medallion Signature Guarantee if necessary (see below).

When redeeming your shares, you must have your signature medallion guaranteed if:

•	you want the Fund to send your money to an address other than the address on your account;

•	you want the Fund to send your money to the address on your account that’s changed within the last 30 days; or

•	you want the Fund to make the check payable to someone else.

The Fund will not process a redemption request unless it has received a completed new account application and other documentation described in “PURCHASING SHARES — Purchases by Mail” and “PURCHASING SHARES — Purchases by Wire Transfer” above.  Further documentation may be requested to evidence the authority of the person or entity making the redemption request.

In order to change the account registration or transfer ownership of an account, additional documents will be required.  In order to avoid delays in processing these requests, you should call the Fund's transfer agent at 866-202-3573 before making your request to determine what additional documents are required.

When you redeem your Institutional Shares, they may be worth more or less than you paid for them, depending upon the value of the Fund’s portfolio securities at the time of redemption.

Payment for Institutional Shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form.  The Fund will normally pay redemption proceeds in cash but reserves the right to deliver securities owned by the Fund instead of cash.  The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission (“SEC”), or when the major exchanges are closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.  The Fund may redeem all Institutional Shares held by a shareholder whose account value is less than the minimum initial investment as a result of redemptions.

Policy to Deter Market Timing.

In accordance with the policy adopted by the Board of Trustees of the Trust, the Fund discourages mutual fund market timing and requires the Fund’s service providers to maintain adequate procedures designed to provide reasonable assurance that market timing activity will be identified and terminated.  Mutual fund market timing involves the purchase and sale of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility.  Market timing may disrupt portfolio management strategies, harm the performance of the Fund, dilute the value of shares of the Fund and increase brokerage and administrative costs.

Pursuant to this policy, which applies to all accounts investing in the Fund, the Fund’s service providers are specifically prohibited from knowingly opening accounts for the purpose of market timing in the Fund, entering client trades for the purpose of market timing, processing exchanges or switches for the purpose of market timing and assisting a shareholder in commingling multiple clients’ funds in an omnibus account for the purpose of mutual fund market timing.

The Fund’s Chief Compliance Officer shall report any suspected market timing activity in the Trust promptly to the Board.  There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.  The Fund reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends from net investment income monthly.  The Fund intends to make distributions of capital gains, if any, at least annually, usually in December.  Dividends and distributions are reinvested in additional Institutional Shares unless you indicate in the account application or otherwise in writing that you want to have dividends and distributions paid in cash.

INVESTMENT ADVISOR AND SUB-ADVISOR

Community Capital Management, Inc. (the “Advisor”) is a registered investment advisor founded in November 1998, with headquarters at 2500 Weston Road, Suite 101, Weston, Florida 33331.  The Advisor also provides advice to other clients including separate accounts and other registered investment companies.  As of April 30, 2013, the Advisor had approximately $1.86 billion in assets under management.  Todd Cohen, President and Chief Investment Officer of the Advisor, David Sand, Elliot Gilfarb and Andrew Shafter have been portfolio managers of the Fund since its inception.  Mr. Cohen was a founder of the Advisor.  Mr. Sand joined the Advisor in 2013 as Chief Investment Strategist.  From 2012-2013, he was a consultant to non-profit organizations and startup enterprises, from 2010-2011, he was the Chief Investment Officer of CDT Advisors LLC, and from 1994-2010, he was the Chief Investment Officer of Access Capital Strategies and its Community Investment Fund.  Mr. Gilfarb has been with the Advisor for over six years, serving as a trading associate from 2006-2008, a junior portfolio manager from 2010-2012 and a portfolio manager from 2012 to date, with primary responsibility for the Advisor’s separate accounts.  Mr. Shafter joined the Advisor in 2013 as a portfolio manager.  From 2009-2013, he was product manager at Longfellow Investment Management and in 2008 was a senior institutional fixed income representative at SunTrust Capital Markets.

Badge Investment Partners LLC (the “Sub-Advisor”) is a registered investment advisor founded in March 2013, with headquarters at 400 Kelby Street, Suite P4, Fort Lee, New Jersey 07024.  The Sub-Advisor provides advice to other clients, including separate accounts.  The Sub-Advisor had no assets under management as of April 30, 2013.  Andrew J. Cowen, Managing Member, Chief Investment Officer and Chief Compliance Officer of the Sub-Advisor has been a portfolio manager of the Fund since its inception.  Mr. Cowen was the founder of the Sub-Advisor.  Prior thereto, Mr. Cowen was an analyst at Raptor Group from 2010-2011 and a partner and principal at Tricadia Capital from 2005-2010.

For more information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund, see the Statement of Additional Information.

Under the terms of an investment advisory agreement, the Advisor, subject to the supervision of the Fund’s Board of Trustees, manages the investment operations of the Fund in accordance with the Fund’s investment policies.  As compensation for advisory services and the assumption of related expenses, the Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor compensates the Sub-Advisor out of the advisory fee the Advisor receives for managing the Fund.  The Advisor provides certain support services to the Sub-Advisor in return for a portion of the Sub-Advisor’s gross revenue.

The Advisor has contractually agreed to waive fees and reimburse expenses until June 1, 2014 so that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses and short sale dividend expenses) will not exceed 1.60% of the Fund’s average daily net assets attributable to Institutional Shares.  The Advisor may not recoup waived fees and reimbursed expenses.

The Advisor may pay compensation from time to time, out of its assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of Institutional Shares of the Fund.  See the Statement of Additional Information for more details on these payments.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Advisor and the sub-advisory agreement between the Advisor and the Sub-Advisor will be available in the Fund’s first annual report (at May 31) or semi-annual report (at November 30) to shareholders following commencement of operations.

SERVICES PLAN

The Fund has adopted a Services Plan with respect to its Institutional Shares.  Pursuant to the Services Plan, the Fund intends to enter into servicing agreements with institutions.  Pursuant to these servicing agreements, institutions render certain personal liaison and administrative support services to customers who are the beneficial owners of Institutional Shares of the Fund in consideration for payment of up to a maximum of 0.50% (comprised of up to 0.25% for personal liaison services and up to 0.25% for administrative support services) per year of the average daily net asset value of the Institutional Shares beneficially owned by such customers.  The Fund will not pay more than 0.20% in the aggregate for personal liaison and administrative support services through May 31, 2014.

FINANCIAL HIGHLIGHTS

There are no financial highlights for the Fund because it had not commenced operations as of the date of this Prospectus.

SERVICE PROVIDERS

Investment Advisor:
Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, Florida 33331

Sub-Advisor:
Badge Investment Partners LLC
400 Kelby Street, Suite P4
Fort Lee, New Jersey 07024

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm:
Grant Thornton LLP
60 Broad Street
New York, NY 10004

Custodian:
U.S. Bank National Association
50 South 16th Street
Suite 2000
20th Floor
EX-PA-WBSP
Philadelphia, PA 19102

WHERE TO FIND MORE INFORMATION

You will find more information about the Fund in the following documents:

Annual and semi-annual reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders.  Once the Fund’s annual report is available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its first fiscal year.

Statement of Additional Information (SAI)

The SAI contains detailed information about the Fund and its policies.  By law, it is incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling the Advisor toll-free at 1-877-272-1977 or writing to:

CCM Active Income Fund
c/o Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, Florida 33331

or on the Internet at www.ccmactiveincome.com.

You can write to the Securities and Exchange Commission (“SEC”) Public Reference Section and ask them to mail you information about the Fund, including the SAI.  The SEC will charge you a duplicating fee for this service.  You can also visit the Public Reference Room to review and copy the documents.  For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-1520
202-551-8090

Reports and other information about the Fund are also available on the SEC’s Edgar database at http://www.sec.gov.  Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC’s e-mail address at publicinfo@sec.gov.

The Trust’s Investment Company Act File No. is 811-09221.